UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549-1004

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) June 4, 2019

GENERAL MOTORS COMPANY
(Exact name of registrant as specified in its charter)

DELAWARE	001-34960	27-0756180
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
300 Renaissance Center, Detroit, Michigan		48265-3000
(Address of principal executive offices)		(Zip Code)
(313) 667-1500
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a)	General Motors Company (“GM”) held its 2019 Annual Meeting of Shareholders on June 4, 2019.

(b)
GM shareholders voted on the matters set forth below, with final voting results indicated. For the election of Directors, each nominee who received a majority of votes cast (i.e., votes for exceeded votes against, with abstentions having no effect) was elected as a Director. All other items were approved if the number of shares voted for exceeded the number of shares voted against, with abstentions counted as votes against.

(1) Election of Directors. GM’s shareholders elected the Board’s nominees for one-year terms:

Director	Votes For		Votes Against	Abstentions	Broker Non-Votes
Mary T. Barra	1,095,141,532	98.1%	21,312,091	4,158,293	152,796,691
Theodore M. Solso	1,106,960,213	98.9%	12,514,709	1,136,994	152,796,691
Wesley G. Bush	1,103,529,792	98.6%	15,855,840	1,226,284	152,796,691
Linda R. Gooden	1,116,955,587	99.8%	2,577,863	1,078,466	152,796,691
Joseph Jimenez	1,115,064,272	99.6%	4,346,037	1,201,607	152,796,691
Jane L. Mendillo	1,107,006,176	98.9%	12,515,824	1,089,916	152,796,691
Judith A. Miscik	1,116,720,430	99.8%	2,574,473	1,317,013	152,796,691
Patricia F. Russo	1,079,577,443	97.2%	30,944,427	10,090,046	152,796,691
Thomas M. Schoewe	1,116,675,388	99.8%	2,697,719	1,238,809	152,796,691
Carol M. Stephenson	1,100,834,969	98.3%	18,676,004	1,100,943	152,796,691
Devin N. Wenig	1,116,586,109	99.7%	2,801,478	1,224,329	152,796,691

(2) Board Proposal to Approve, on an Advisory Basis, Named Executive Officer Compensation. GM’s shareholders approved, by advisory vote, the compensation of GM’s named executive officers.

Votes For	1,090,899,591	97.3%
Votes Against	27,543,713	2.7%
Abstentions	2,168,612
Broker Non-Votes	152,796,691

(3) Board Proposal to Ratify the Selection of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for 2019. GM’s shareholders ratified the appointment of Ernst & Young LLP as GM’s independent registered public accounting firm for 2019.

Votes For	1,264,343,798	99.3%
Votes Against	7,460,517	0.7%
Abstentions	1,604,292
Broker Non-Vote	Brokers were permitted to cast shareholder non-votes (i.e., uninstructed shares) at their discretion on this proposal item and such non-votes are reflected in the votes for or against or abstentions.

(4) Shareholder Proposal Regarding Independent Board Chairman. GM’s shareholders did not approve the shareholder proposal regarding an independent board chairman.

Votes For	414,492,577	37.0%
Votes Against	703,378,125	63.0%
Abstentions	2,741,214
Broker Non-Vote	152,796,691

(5) Shareholder Proposal Regarding Report on Lobbying Communications and Activities. GM’s shareholders did not approve the shareholder proposal regarding lobbying communications and activities.

Votes For	328,695,074	29.3%
Votes Against	786,938,618	70.7%
Abstentions	4,978,224
Broker Non-Vote	152,796,691

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MOTORS COMPANY
(Registrant)

/s/ Rick E. Hansen
By:	Rick E. Hansen
Assistant General Counsel and Corporate Secretary
Date: June 7, 2019